UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):

November 1, 2023 (October 23, 2023)

Rite Aid Corporation

(Exact name of registrant as specified in its charter)

Delaware	1-5742	23-1614034
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

P.O. Box 3165

Harrisburg, Pennsylvania 17105

(Address of principal executive offices, including zip code)

(717) 761-2633

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1.00 par value	RADCQ	OTCMKTS*

*Rite Aid Corporation’s common stock began trading exclusively on the over-the-counter market on October 17, 2023 under the symbol RADCQ.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company      ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On October 23, 2023, Rite Aid Corporation (the “Company”) and McKesson Corporation (“McKesson”) entered into the interim supply agreement (the “Interim Supply Agreement”), which supplements that certain Supply Agreement, effective as of December 22, 2003 and restated in its entirety by the Seventh Amendment entered into and dated as of April 1, 2014, between the Company and McKesson for the supply by McKesson to the Company of prescription drugs and other health and beauty care products and the provision of related services. The Interim Supply Agreement sets forth certain trade terms governing payment for goods and services for the period after the Company filed for Chapter 11 bankruptcy (the “Chapter 11 Cases”) in the United States Bankruptcy Court of the District of New Jersey (the “Court”). On October 26, 2023, the terms set forth in the Interim Supply Agreement were approved by the Court on an interim basis. The terms of the Interim Supply Agreement are intended to help ensure that there is no disruption to the Company’s business and operations during the course of the Chapter 11 Cases in relation to the goods and services provided by McKesson to the Company. There is a hearing scheduled for November 9, 2023, whereby the Court will consider approval of the terms set forth in the Interim Supply Agreement on a final basis.

The foregoing summary of the Interim Supply Agreement does not purport to be complete and is qualified in its entirety by reference to the Interim Supply Agreement, a copy of which is filed as Exhibit 10.1 hereto and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
10.1	Interim Supply Agreement, by and between Rite Aid Corporation and McKesson Corporation, dated as of October 23, 2023.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Date: November 1, 2023

RITE AID CORPORATION

	By:	/s/ Thomas Sabatino
	Name:	Thomas Sabatino
	Title:	Executive Vice President and Chief Legal Officer